Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                         of 1934

                 Date of Report March 1, 2001

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania                         0-16276
(State or other             (Commission File Number)
   jurisdiction
 of incorporation)
         23-2449551
(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone number, including area code:
  (717) 581-6030
                            N/A
(Former name or former address, if changed since last
                             report)



Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

     The following document is filed as an exhibit to this Form 8-K.
            Sterling Financial Corporation
           Audit Committee Charter

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibit:

                            99    Sterling Financial Corporation
                                     Audit Committee Charter

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

                             SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)
                            By: __________________________
                                  John E. Stefan, President and
                                 Chief Executive Officer


DATE     March 1, 2001

                          EXHIBIT INDEX


                                                      Page Number in
                                                      Manually Signed
    Exhibit                                              Original
     99            Sterling Financial
                     Corporation Audit
                     Committee Charter

                            Exhibit 99

STERLING FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

           Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

         Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange that the corporation is listed. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures

1. Review the Company's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

2. In consultation with management, independent auditors, and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

3. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors

1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2. Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3. Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4. Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

Internal Auditors

1. Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2. Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

4. The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations

1. Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

2. Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3. Be familiar with Management's response to regulatory examinations.

Other Committee Responsibilities

1. Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

2. Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

3. Perform other oversight functions as requested by the Board of Directors. Further, The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5. Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

6. Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.